SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report:   August 27, 2002



                             HEALTHSOUTH Corporation
                          -----------------------------
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                     1-10315                63-0860407
        --------------               --------------           -------------
        State or Other               (Commission           (I.R.S. Employer
Jurisdiction of Incorporation           File Number)         Identification No.)
      or Organization)


 One HEALTHSOUTH Parkway
   Birmingham, Alabama                                           35243
-------------------------                                      ---------
 (Address of Principal                                         (Zip Code)
   Executive Offices)


Registrant's Telephone Number,
    Including Area Code:                                    (205) 967-7116

Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE


         On August 27, 2002, HEALTHSOUTH Corporation issued the following press release, announcing the provisional approval by our Board of Directors for the separation of our surgery center operations into a new public company, certain related management changes and our current assessment of the potential adverse impact of changes in Medicare reimbursement for outpatient therapy services:

--------------------------------------------------------------------------------



                                                          FOR IMMEDIATE RELEASE

                                                                AUGUST 27, 2002

                 HEALTHSOUTH ANNOUNCES SEVERAL NEW DEVELOPMENTS:

o PROPOSED SEPARATION OF SURGERY CENTER DIVISION INTO NEW PUBLIC COMPANY
o CHANGES IN SENIOR MANAGEMENT
o IMPACT OF CHANGES IN OUTPATIENT THERAPY REIMBURSEMENT

BIRMINGHAM, Alabama -- HEALTHSOUTH Corporation (NYSE: HRC) announced that its Board of Directors had approved in principle a plan to effect a tax-free separation of its surgery center division into a new publicly traded company, which would be the largest independent operator of freestanding outpatient surgery centers in the United States. The Board of Directors has authorized HEALTHSOUTH's management to proceed with development and implementation of the plan, subject to the satisfaction of certain conditions. If consummated, the plan will result in the issuance of shares in the new surgery center company to HEALTHSOUTH stockholders on a tax-free basis. HEALTHSOUTH believes that the new surgery center company would have improved access to the capital markets in order to take advantage of growth opportunities, and would enjoy competitive advantages not available to it as part of HEALTHSOUTH's existing network of facilities. The company also indicated that the separation would allow the surgery center business to grow without concerns relating to recent adverse developments in reimbursement for the company's outpatient rehabilitation operations, which are discussed below.

If the proposed plan is implemented, HEALTHSOUTH will continue to operate the largest network of inpatient and outpatient rehabilitation facilities in the United States, with facilities in all 50 states and overseas. HEALTHSOUTH's operations will include approximately 1,427 outpatient rehabilitation centers and 118 inpatient rehabilitation facilities, as well as four medical centers and 136 outpatient diagnostic centers. The new surgery center company will be the largest operator of freestanding outpatient surgery centers in the United States, with 209 facilities in 37 states. It is currently expected that the new company will operate under the name "Surgical Care Affiliates". Additional details about the proposed transaction and the expected management of the two companies are provided below.

The company indicated that it was moving forward with the separation plan at this time in part because of unfavorable developments in outpatient therapy reimbursement. Effective July 1, the Centers for Medicare and Medicaid Services ("CMS") issued a directive to Medicare Part B carriers requiring that outpatient therapy services provided to two or more patients in a single time period be paid for under the "group therapy" payment code, regardless of whether such patients were engaged in the same activity. This directive, which significantly lowers reimbursement for services previously paid as individual therapy, is inconsistent with many providers' understanding of appropriate coding practice, which looks to the nature of the services provided and the clinical judgment of the therapist to determine whether the group code or individual codes are appropriate.

Because this program transmittal was not directed to Medicare providers or to Medicare Part A fiscal intermediaries, who administer payments under Part B to rehabilitation agencies such as those typically operated by HEALTHSOUTH, and because it appears to conflict with other statements by CMS and practices followed in the therapy industry, there has been substantial confusion regarding the impact and applicability of the directive. HEALTHSOUTH sought clarification through several meetings with its national Medicare intermediary and CMS officials in July and August and continued to receive somewhat conflicting guidance. However, pending further clarification, the company has implemented policies and procedures designed to reflect a conservative interpretation of current Medicare coding requirements in light of the recent directive. Management believes that, over time, it will be able to adjust scheduling and staffing patterns to reduce the negative impact of this new interpretation. However, compliance with the conservative policies will adversely impact its revenues and expenses relating to outpatient rehabilitation services in the near term. The company has implemented these policies with respect to both outpatient services provided through its Ambulatory Services division and outpatient services provided through its inpatient rehabilitation operations, which have a substantially higher Medicare population than the facilities in the Ambulatory Services division. The company believes that this new Medicare policy interpretation may also affect reimbursement from private payors who utilize the Medicare outpatient therapy fee schedule and coding policies in establishing payment policies and rates.

As part of its preliminary 2003 budgeting process, HEALTHSOUTH is evaluating the potential negative impact of the new Medicare group therapy directive in the context of its overall business model for its outpatient rehabilitation operations. While the final impact of these reimbursement developments cannot be determined with certainty, and while HEALTHSOUTH expects to explore operational changes intended to mitigate their effects, the company currently believes that the impact of this reimbursement change will require material revisions to its business model and operating strategy in outpatient rehabilitation. In light of this assessment, and based on available information, the company currently believes that its earnings before interest, taxes, depreciation and amortization will be lower than previously projected by approximately $175 million annually. Because of the uncertainties surrounding the full impact of these developments at this time, this initial assessment may prove incorrect, and the company is accordingly discontinuing earnings guidance for the remainder of 2002 and 2003 at this time.

"In light of the issues relating to outpatient therapy reimbursement in the near term and the growth opportunities that we believe are out there for a pure-play surgery center company, we believe the time is right to allow the surgery center business to grow on its own, removed from the pressure of Medicare uncertainties in other parts of our business," said Richard M. Scrushy, Chairman of the Board and Chief Executive Officer of HEALTHSOUTH. "With over $1.0 billion in estimated annual revenues, the new surgery center company should have ready access to the equity and debt markets, and we expect that it will be able to take advantage of partnership opportunities with physicians who recognize the high-quality, cost-efficient services provided by our surgery centers but who have may been reluctant to join us because of their relationships with competitors in our other lines of business. At the same time, we believe that the strong cash flow provided by our successful response to the new inpatient rehabilitation prospective payment system and the unmatched geographic scope of our network will allow HEALTHSOUTH to continue setting the standard for care in inpatient and outpatient rehabilitation and to reduce our debt load, even while we adjust to recent unfavorable developments in our outpatient operations. While we make the necessary changes to our outpatient rehabilitation strategy, we will also be exploring potential divestitures of non-core assets and businesses, allowing our management team to continue to grow and improve our rehabilitation operations and providing additional cash to strengthen our balance sheet. We have engaged UBS Warburg LLC to assist us in evaluating potential divestitures and other strategies."

Mr. Scrushy will serve as Chairman of the Board of the new surgery center company, and will actively work with the management team in the development and formation of the new company. In order to allow the time to focus on these activities, Mr. Scrushy will turn over day-to-day management of HEALTHSOUTH to William T. Owens, President and Chief Operating Officer, who will assume the position of Chief Executive Officer. Mr. Scrushy will continue to lead HEALTHSOUTH as Chairman of the Board and work with Mr. Owens and the rest of the management team to re-design HEALTHSOUTH's operations in light of these announcements.

"The Board and I have chosen Bill Owens as my successor as CEO because of his experience and leadership," said Scrushy. "As someone who has been intimately involved in all aspects of our business since 1986, Bill has had excellent training for the job while serving as Controller, CFO and COO. I have great confidence in his ability to lead HEALTHSOUTH as CEO."

The company announced several other management changes in connection with the proposed transaction. In order to ensure that the proposed transaction is implemented as quickly and smoothly as practicable, Weston L. Smith, currently Executive Vice President and Chief Financial Officer of HEALTHSOUTH, will immediately assume full-time responsibility for implementing the proposed separation transaction, with full oversight of all financial, tax and regulatory aspects of the plan. Upon completion of the transaction, Mr. Smith will serve as Chief Financial Officer of the surgery center company. Malcolm E. "Tadd" McVay, currently HEALTHSOUTH's Executive Vice President and Treasurer, will become Chief Financial Officer of HEALTHSOUTH effective immediately, and Thomas W. Carman, Executive Vice President - Corporate Development, will serve as Chief Development Officer for HEALTHSOUTH.

Larry D. Taylor, currently President and Chief Operating Officer of HEALTHSOUTH's Ambulatory Services division, will become Chief Executive Officer of the new surgery center company after the transaction. Suzanne T. Henninger, currently Senior Vice President - Ambulatory Development, will serve as Chief Development Officer of the new company. Other management of the two companies will be drawn from the existing HEALTHSOUTH management team. The companies will have separate board of directors, which will include both existing HEALTHSOUTH directors and new candidates.

"We believe that we can put two of the strongest management teams in healthcare on the field in this transaction," said Scrushy. "Larry Taylor has held almost every position possible in our ambulatory services business, and he is well-qualified to run a surgery center company that will continue to be the nation's leader. As Bill Owens takes over my CEO duties with HEALTHSOUTH, I will have time to help Larry develop a comprehensive strategic plan for the surgery center company and position it to succeed as a stand-alone public company. Further, by freeing up Weston Smith to focus full-time, daily attention on the process, we know that we can move this transaction forward efficiently without losing any focus on our day-to-day operations, and Tadd McVay is an experienced, capable Chief Financial Officer with a strong profile in the capital markets. We have top-flight, experienced teams with operational experience and Wall Street experience to support both companies, and I am excited that these key leaders will have the chance to take on new and challenging responsibilities."

It is expected that the two companies will enter into an agreement to share various support services on arm's-length terms for a period of time. While proceeding with the technical and regulatory steps required to move forward with the separation plan, the company will evaluate appropriate corporate structures and functions and operational systems, as well as the impact of the proposed transaction on the company's public and bank debt.

Biographical information on key members of the two management teams follows the text of this announcement.

The proposed separation transaction is contingent upon receipt of favorable opinions as to the tax-free nature of the transaction from HEALTHSOUTH's independent tax accountants and special tax counsel, as well as upon various other governmental and third-party approvals and customary conditions, including registration of the surgery center company's stock under the Securities Exchange Act of 1934. The transaction is also subject to final approval by HEALTHSOUTH's Board of Directors. The company currently expects to complete the transaction, subject to such conditions and approvals, by the first quarter of 2003.

HEALTHSOUTH is the nation's largest provider of outpatient surgery, diagnostic imaging and rehabilitative healthcare services, with approximately 1,900 locations in all 50 states, the United Kingdom, Australia, Puerto Rico and Canada. HEALTHSOUTH can be found on the Web at www.healthsouth.com.

HEALTHSOUTH will hold a conference call to discuss this announcement at 9:30 a.m. Central Daylight Time on Tuesday, August 27. Interested persons may access the call by dialing 1-800-611-1147 and entering confirmation code 649866. Simultaneously with the conference call, a webcast of the call will be available at www.healthsouth.com via an Internet link under the "Investor Relations" section. A replay of the call will be available at the same Internet site address for 15 days following the call.

Statements contained in this press release which are not historical facts are forward-looking statements. Without limiting the generality of the preceding statement, all statements in this press release concerning or relating to estimated and projected revenues, earnings, margins, costs, expenditures, cash flows, growth rates and financial results, as well as to the consummation of the transactions described herein, are forward-looking statements. In addition, HEALTHSOUTH, through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates based upon current information, involve a number of risks and uncertainties and are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. HEALTHSOUTH's actual results may differ materially from the results anticipated in these forward-looking statements as a result of a variety of factors, including those identified in this press release and in the public filings made by HEALTHSOUTH with the Securities and Exchange Commission, including HEALTHSOUTH's Annual Report on Form 10-K for the year ended December 31, 2001 and its Quarterly Reports on Form 10-Q, and forward-looking statements contained in this press release or in other public statements of HEALTHSOUTH or its senior management should be considered in light of those factors. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.


                             MANAGEMENT INFORMATION

                             HEALTHSOUTH CORPORATION


RICHARD M. SCRUSHY (CHAIRMAN OF THE BOARD): Richard M. Scrushy founded HEALTHSOUTH in January 1984 and served as Chairman of the Board, President and Chief Executive Officer from the founding of the company until March 1995. Since March 1995, he has served as Chairman of the Board and Chief Executive Officer. Through his vision and energy, HEALTHSOUTH grew from a start-up idea to the nation's largest provider of outpatient surgery, diagnostic imaging and rehabilitative healthcare, with over $4.3 billion in revenues in 2001. He has also been a founder of two other New York Stock Exchange-listed companies in the past ten years. It is anticipated that the new surgery center company will also seek listing on the NYSE.

WILLIAM T. OWENS (CEO): Bill Owens joined HEALTHSOUTH in March 1986 as Controller, when the company had $4.5 million in revenues and $12 million in assets. He served in that position as HEALTHSOUTH grew into a Fortune 500 company, and was named Executive Vice President and Chief Financial Officer in February 2000 and President and Chief Operating Officer in August 2001. He has served as a director of HEALTHSOUTH since March 2001. Mr. Owens is a certified public accountant, and he specialized in healthcare finance and auditing with Ernst & Young before joining HEALTHSOUTH.

MALCOLM E. MCVAY (CFO): Tadd McVay joined HEALTHSOUTH in September 1999 and was named Senior Vice President and Treasurer in February 2000 and Executive Vice President and Treasurer in August 2001. As Treasurer, Mr. McVay has played a major role in refinancing substantially all of HEALTHSOUTH's long-term debt over the past two years. A former commercial banker, Mr. McVay previously served as Chief Financial Officer of Capstone Capital Corporation (NYSE:CCT) and as Senior Vice President of Investor Relations at CaremarkRx, Inc. (NYSE:CMX).

THOMAS W. CARMAN (CHIEF DEVELOPMENT OFFICER): Thom Carman joined HEALTHSOUTH as Director of Corporate Development in April 1985 and has served as Executive Vice President - Corporate Development since June 1992, with responsibility for acquisition, start-up and joint venture activities. Before joining HEALTHSOUTH, Mr. Carman had an extensive background in healthcare development and administration and health planning.

                            SURGICAL CARE AFFILIATES

RICHARD M. SCRUSHY (CHAIRMAN OF THE BOARD): Mr. Scrushy's background and experience are described above.

LARRY D. TAYLOR (CEO): Larry Taylor joined HEALTHSOUTH in May 1987 as a facility administrator, and progressed through every management position in HEALTHSOUTH's outpatient operations, ultimately being named President and Chief Operating Officer of the Ambulatory Services Division in August 2001. In that position, Mr. Taylor has been responsible for the operations of outpatient facilities in all HEALTHSOUTH's lines of business in 50 states. In addition, he played a key role in the development of HEALTHSOUTH's outpatient outcomes tracking and sports medicine outreach programs.

WESTON L. SMITH (CFO): Weston Smith joined HEALTHSOUTH in February 1987 and led the company's reimbursement department until March 2000, when he became Senior Vice President and Controller. In August 2001, he was named Executive Vice President and Chief Financial Officer. A certified public accountant with Ernst & Young before joining HEALTHSOUTH, Mr. Smith has extensive experience in public company accounting, reimbursement and corporate finance.

SUZANNE T. HENNINGER (CHIEF DEVELOPMENT OFFICER): Suzanne Henninger joined HEALTHSOUTH in June 1985 and assumed increasing responsibility for outpatient development activities, becoming Senior Vice President - Corporate Development in February 1994. In that role, she was in charge of development and acquisition activities for all of the company's outpatient operations. After leaving the company in September 1999 to devote more time to family activities, she rejoined HEALTHSOUTH in November 2001 as Senior Vice President - Ambulatory Development.

------------------------------------------------------------------------------

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 27, 2002


                                          HEALTHSOUTH CORPORATION

                                          By  /s/  WILLIAM W. HORTON
                                             ----------------------------
                                                   William W. Horton
                                                Executive Vice President
                                                 and Corporate Counsel